UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

CAMPBELL STRATEGIC ALLOCATION FUND, L.P.
(Exact name of registrant as specified in charter)

Delaware	000-22260	52-1823554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Campbell & Company, Inc.
2850 Quarry Lake Drive
Baltimore, Maryland 21209
(Address of principal executive offices, including zip code)

(410) 413-2600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Campbell Strategic Allocation Fund, L.P. (“CSAF”) will no longer offer units for sale in connection with the prospectus that forms its registration statement on Form S-1 (Reg. No. 333-166320), which was initially filed with the Securities and Exchange Commission (“SEC”) on April 27, 2010 (“Registration Statement”). Pursuant to a Form RW filed with the SEC on January 6, 2012, the Registration Statement, including all exhibits and amendments thereto, has been withdrawn pursuant to Rule 477 of the Securities Act of 1933.

For existing investors in CSAF, business will continue to be conducted as usual.  For example, there will be no change in our trading, operations, or monthly statements, etc., and redemption requests will continue to be honored on a monthly basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL STRATEGIC ALLOCATION FUND, L.P.

		By:	Campbell & Company, Inc.,
its General Partner

Date:	January 6, 2012	By:	/s/ Stephen C. Roussin
Stephen C. Roussin
Chief Executive Officer
(Principal Executive Officer)